B&B FLORIDA ENTERPRISES, INC.
                               D/B/A STUART NISSAN
                        FINANCIAL STATEMENTS (UNAUDITED)
                             JUNE 30, 1997 AND 1996

                          B&B FLORIDA ENTERPRISES, INC.
                               D/B/A STUART NISSAN
                        FINANCIAL STATEMENTS (UNAUDITED)
                                TABLE OF CONTENTS





BALANCE SHEETS AS OF JUNE 30, 1997 AND 1996 (UNAUDITED).......................1


STATEMENT OF OPERATIONS AND ACCUMULATED
DEFICIT FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND 1996 (UNAUDITED)...........2


STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED
JUNE 30, 1997 AND 1996 (UNAUDITED)............................................3



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                          B&B FLORIDA ENTERPRISES, INC.
                               D/B/A/STUART NISSAN
                           BALANCE SHEETS (UNAUDITED)
                             JUNE 30, 1997 AND 1996





ASSETS                                              1997             1996
                                                    ----             ----

 Cash and contracts in transit               $   452,846      $   203,728
 Accounts receivable - trade                     173,950          266,808
 Accounts receivable - related parties                --            3,750
 Inventories                                   2,665,813        4,937,939
 Prepaid expenses                                 57,742           74,953
 Property and equipment net                      440,497          465,071
 Other assets                                     16,758            9,998
 Deposits                                         17,568           83,220
                                             -----------      -----------

                                             $ 3,825,174      $ 6,045,467
                                             ===========      ===========

LIABILITIES AND STOCKHOLDERS' DEFICIT

 Cash overdraft                              $   301,462      $   372,636
 Accounts payable                                917,696          238,467
 Accrued expenses                                151,083          188,377
 Floor plan notes payable                      1,908,437        4,748,493
 Due to related party                          1,814,682          403,186
 Notes payable                                 1,228,762        1,341,877
 Capital lease obligations                        76,910           86,424
                                             -----------      -----------

                                               6,399,032        7,379,460
STOCKHOLDERS' DEFICIT

 Common Stock                                    353,750          353,750
 Additional paid-in capital                      197,154          197,154
 Accumulated deficit                          (3,124,762)      (1,884,897)
                                             -----------      -----------
                                              (2,573,858)      (1,333,993)
                                             -----------      -----------
                                             $ 3,825,174      $ 6,045,467
                                             ===========      ===========


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                          B&B FLORIDA ENTERPRISES, INC.
                               D/B/A/STUART NISSAN
         STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT (UNAUDITED)
                 FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND 1996


                                           1997                1996
                                           ----                ----

Sales                                   $10,786,548        $16,415,324

Cost of sales                             9,535,333         14,560,810
                                        -----------        -----------
             GROSS MARGIN                 1,251,215          1,854,514

Other income                                227,974            239,615

Operating expenses                       (1,410,934)        (2,124,776)


Other expenses                             (112,758)          (105,191)
                                        -----------         -----------

             NET LOSS                       (44,503)          (135,838)



Accumulated deficit, January 1,          (3,080,259)        (1,709,059)

Shareholder distributions                       --             (40,000)
                                        -----------        -----------

Accumulated deficit, June 30,           $(3,124,762)       $(1,884,897)
                                        ===========        ===========















                                                  2


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                                    B&B FLORIDA ENTERPRISES, INC.
                                         D/B/A/STUART NISSAN
                                STATEMENTS OF CASH FLOWS (UNAUDITED)
                           FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND 1996

                                                                          1997                1996
                                                                          ----                ----
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Loss                                                         $  (44,503)        $  (135,838)
   Adjustments to reconcile net loss to net cash
   provided by (used for) operating activities:
     Depreciation and amortization                                      15,332              47,159
     Cash provided by (used for):
         Accounts receivable                                           (11,748)            134,275
         Inventories                                                  (502,220)           (927,986)
         Prepaid expenses                                              (46,642)              7,036
         Other assets                                                  (17,268)            (72,918)
         Accounts payable                                               79,954             (73,478)
         Accrued expenses                                             (261,667)                 --
         Floorplan payable                                             (85,378)          1,452,883
                                                                   ------------        -----------
     Net cash provided by (used for) investing activities             (874,140)            431,133

CASH FLOWS FROM INVESTING ACTIVITIES:
  Notes and advances to affiliates                                    (236,235)                 --
  Purchase of property and equipment                                   (11,430)           (197,227)
  Increase in other assets                                             (14,516)                 --
                                                                   ------------        -----------
     Net cash used for investing activities                           (262,181)           (197,227)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash overdraft                                                       301,462             (89,317)
  Principal payments on notes payable                                 (455,048)           (213,156)
  Distribution to shareholder                                               --             (40,000)
  Net advances from affiliates                                       1,743,826                  --
  Net advances (repayments) to related parties                         (95,701)             92,902
                                                                   -----------         -----------
     Net cash provided by (used for) financing activities            1,494,539            (249,571)
                                                                   -----------         -----------

  Net increase (decrease) in cash                                      358,218             (15,665)
  Cash and contracts in transit at January 1,                           94,628             219,393
                                                                   ----------          -----------
  Cash and contracts in transit at June 30,                        $   452,846         $   203,728
                                                                   ===========         ===========

SUPPLEMENTAL DISCLOSURE OF CASH
FLOW INFORMATION:
  Cash paid during the year for interest                          $    110,850         $   185,650
                                                                  ============         ===========

SUPPLEMENTAL SCHEDULE OF NONCASH
INVESTING AND FINANCING ACTIVITIES:
  Purchase of equipment with proceeds of capital lease obligation $        --          $    45,262
                                                                  ============         ===========

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